                                                                    EXHIBIT 99.1


I. GOVERNMENTAL HEALTH CARE RECOVERY ACTIONS

         THE NAVAJO NATION V. PHILIP MORRIS, INCORPORATED, ET AL., Case No. WR-CV-449-99, District Court of the Navajo Nation, Judicial District of Window Rock, Arizona (case filed 8/11/99). The Navajo nation seeks civil penalties, damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorney's fees and cost.

         PEOPLE OF THE STATE OF CALIFORNIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC194217, Superior Court of California, County of Los Angeles (case filed 7/14/98). People seek injunctive relief and economic reimbursement with respect to damages allegedly caused by environmental tobacco smoke (ETS).

         PECHANGA BAND OF LUISENO MISSION INDIANS, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 725419, Superior Court of California, County of San Diego (case filed 10/30/98). This personal injury class action is brought on behalf of plaintiff tribe and all similarly situated American Indian smokers resident in California.

         PEOPLE OF THE STATE OF CALIFORNIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 980-864, Superior Court of California, County of San Francisco (case filed 8/5/98). People seek injunctive relief and economic reimbursement with respect to damages allegedly caused by environmental tobacco smoke (ETS).

         REPUBLIC OF GUATEMALA V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 1:98CV01185, USDC, District of Columbia (case filed 5/18/98). The Republic of Guatemala seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the medicaid expenses of indigent smokers.

         UKRAINE V. AMERICAN BRANDS, ET AL., Case No. 1:99CV03080, USDC, District of Columbia (case filed 11/19/99). Ukraine seeks compensatory and injunctive relief for damages incurred by the country in paying for the healthcare expenses of resident smokers.

         UNITED STATES OF AMERICA V. PHILIP MORRIS, INC., ET AL., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover health care costs paid for and furnished, and to be paid for and furnished, by the federal government through Medicare and otherwise, for lung cancer, heart disease, emphysema and other tobacco-related illnesses. In October 2000, the District Court dismissed the government's claims pursuant to the Medicare Secondary Payor Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims.

         CITY OF BELFORD ROXO, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No.01-10911-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Belford Roxo seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         REPUBLIC OF BELIZE V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-8320-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 4/5/01). The Republic of Belize seeks reimbursement of the funds expended on behalf of those injured by and addicted to tobacco products.

         REPUBLIC OF BELIZE V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10922 CA 10 Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/01). The Republic of Belize seeks reimbursement for damages, injunctive and declaratory relief to recover lost tobacco duties and taxes.

         CITY OF BELO HORIZONTE, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No.01-10920-CA-04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Belo Horizonte seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF CARAPICUBIA, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10910-CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Carapicuiba seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF DUQUE DE CAXIAS, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10917-CA-13, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Duque De Caxias seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         REPUBLIC OF ECUADOR V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-1951-CA-27, Circuit Court of the 11th Judicial Circuit, State of Florida, Miami-Dade County (case filed 1/21/00). The Republic of Ecuador seeks reimbursement of the funds expended on behalf of those injured by and addicted to tobacco products.

         REPUBLIC OF ECUADOR V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-04653-CA-10, Circuit Court of the 11th Judicial Circuit, State of Florida, Miami-Dade County. The Republic of Ecuador seeks to recover damages suffered by Ecuador, due to alleged misconduct of Defendants, specifically loss of taxes and violations to Florida RICO Acts.

         REPUBLIC OF ECUADOR V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-13920-CA-10, Circuit Court of the 11th Judicial Circuit, State of Florida, Miami-Dade County (case filed 2/23/01). The Republic of Ecuador seeks to recover damages suffered by Ecuador, due to alleged misconduct of Defendants, specifically loss of taxes and violations to Florida RICO Acts.

         THE STATE OF ESPIRITO SANTO, BRAZIL V. BROOKE GROUP LTD., ET AL., Case No. 00-07472-CA- 03, Circuit Court of the 11th Judicial Circuit, State of Florida, Miami-Dade County. The State of Espirito Santo, Brazil seeks reimbursement for all costs and damages incurred by the State.

         THE STATE OF GOIAS, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 99-24202-CA 02, Circuit Court of the 11th Judicial Circuit, State of Florida-Dade County (case filed 10/19/99). The State of Goias, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         REPUBLIC OF HONDURAS V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10921 CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/01). The Republic of Honduras seeks reimbursement for damages, injunctive and declaratory relief to recover lost tobacco duties and taxes.

         CITY OF JOAO PESSOA, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10919-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Joao Pessoa seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF JUNDIAI, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10924-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Jundiai seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.


         THE KYRGYZ REPUBLIC V. THE BROOKE GROUP LTD., ET AL., Case No. 01-01740 CA-25, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The Kyrgyz Republic seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF MAGE, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Mage seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE STATE OF MATO GROSSO DO SUL , BRAZIL, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 7/19/00). The State of Mato Grasso do Sul, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF NILOPOLIS - RJ, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10916-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Nilopolis seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF NOVA IGUACU - RJ, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL.,Case No. 01-10909-CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001).The City of Nova Iguacu seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE STATE OF PARA, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No.01-10925-CA-23, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Para seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE STATE OF PARANA, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10908-CA-02, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Parana seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE STATE OF PIAUI, BRAZIL V. PHILIP MORRIS COMPANIES, INC, ET AL., Case No. 00-32238 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 12/13/00). The State of Piaui, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF RIO DE JANERIO, BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10911-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Rio De Janerio seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE STATE OF RONDONIA, BRAZIL V. PHILIP MORRIS COMPANIES, INC, ET AL., Case No. 01-10907-CA-09, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Rondonia seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE RUSSIAN FEDERATION , ET AL. V. PHILIP MORRIS COMPANIES, INC, ET AL., Case No. 00-20918 CA 24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/28/00). The Russian Federation seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         CITY OF SAO BERNARDO DO CARMPO, BRAZIL V, PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 01-10918-CA-11, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Sao Bernardo Do Carmpo seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         REPUBLIC OF TAJIKISTAN V. THE BROOKE GROUP LTD., ET AL., Case No. 01-01736 CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The Republic of Tajikistan seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         THE STATE OF TOCANTINS, BRAZIL, ET AL. V. THE BROOKE GROUP LTD., INC., ET AL., Case No. 00-28101 CA 05, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The State of Tocantins, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

         REPUBLIC OF VENEZUELA V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 99-01943-CA-01, Circuit Court of the 11th Judicial Circuit, State of Florida, Miami-Dade County (case filed 1/27/99). The Republic of Venezuela seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

         COUNTY OF COOK V. PHILIP MORRIS, ET AL., Case No. 97L04550, Circuit Court, State of Illinois, Cook County (case filed 7/21/97). County of Cook seeks to obtain declaratory and equitable relief and restitution as well as to recover money damages resulting from payment by the County for tobacco-related medical treatment for its citizens and health insurance for its employees.

         COUNTY OF MCHENRY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 00L 007949, Circuit Court, Cook County, Illinois (case filed 7/13/00). County of McHenry seeks monetary damages, civil penalties, declaratory and injunctive relief, restitution, and disgorgement of profits

         REPUBLIC OF PANAMA V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 98-17752, Civil District Court, State of Louisiana, Orleans Parish (case filed 10/20/98). The Republic of Panama seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the medicaid expenses of indigent smokers.

         THE STATE OF SAO PAULO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 20 00-02058, Civil District Court, Louisiana, Parish of Orleans (case filed 2/9/00). The State of Sao Paulo seeks reimbursement of the funds expanded on behalf of those injured by and addicted to Defendants's tobacco products.

         COUNTY OF WAYNE V. PHILIP MORRIS INCORPORATED, ET AL., USDC, Eastern District, Michigan., County of Wayne seeks to obtain damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorneys' fees and costs.

         CITY OF ST. LOUIS, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis, (case filed 12/4/98). City of St. Louis and area hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses.

         COUNTY OF ST. LOUIS, MISSOURI V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 982-09705, Circuit Court, State of Missouri, City of St. Louis, (case filed 12/10/98). County seeks to recover costs from providing healthcare services to Medicaid and indigent patients, as part of the State of Missouris terms as a party to the Master Settlement Agreement.

         HER MAJESTY THE QUEEN IN RIGHT OF ONTARIO, THE MINISTER OF HEALTH AND LONG TERM CARE V. IMPERIAL TOBACCO LIMITED, ET AL., Case No. 00CIV1593, USDC, Southern District of New York. Plaintiff brings this federal civil RICO action for the purpose of obtaining recoupment of its tobacco-related health cost, as well as such other relief as will afford a full and complete remedy.

         THE SISSETON-WAHPETON SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 030399, Tribal Court of the Sisseton-Wahpeton Sioux Tribe, State of North Dakota (case filed 2/3/99). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers. -

         REPUBLIC OF NICARAGUA V. LIGGETT GROUP INC., ET AL., Case No. 98-2380 RLA, USDC, District of Puerto Rico (case filed 12/10/98). The Republic of Nicaragua seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the medicaid expenses of indigent smokers.

         THE CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

         ALABAMA COUSHATTA TRIBE OF TEXAS, THE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 1: 00CV-596, USDC, Texas, Eastern District (case filed 8/30/2000). The Tribe seeks to have the tobacco companies' liability to the Tribe judicially recognized and to restore to the tribe those funds spent for smoking-attributable costs by the Tribe itself and the various State and Federal health services

         REPUBLIC OF BOLIVIA V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 6949*JG99, District Court, State of Texas, Brazoria County, State of Texas (case filed 1/20/99). The Republic of Bolivia seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the medicaid expenses of indigent smokers.

         THE STATE OF RIO DE JANERIO OF THE FEDERATED REPUBLIC OF BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET al., Case No. CV-32198, District of Angelina County, State of Texas (case filed 7/12/99). The State of Rio de Janerio of The Federated Republic of Brazil seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the medicaid expenses of indigent smokers.


II. THIRD-PARTY PAYOR ACTIONS

         UNITED FOOD AND COMMERCIAL WORKERS UNIONS, ET AL. V. PHILIP MORRIS, ET AL., Case No. CV-97-1340, Circuit Court of Tuscaloosa, Alabama (case filed 11/13/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         LABORERS' AND OPERATING ENGINEERS UTILITY AGREEMENT V. PHILIP MORRIS, ET AL., Case No. CIV97-1406 PHX, USDC, District of Arizona (case filed 7/29/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         ARKANSAS CARPENTERS HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. LR-C-97-0754, USDC, Eastern District of Arkansas (case filed 9/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         FIBREBOARD CORPORATION, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         NORTHERN CALIFORNIA GENERAL TEAMSTERS SECURITY FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 798492-9, Superior Court of California, County of Alameda (case filed 5/22/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         NORTHERN CALIFORNIA TILE INDUSTRY HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 996822, Superior Court of California, County of San Francisco (case filed 5/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         PIPE TRADES DISTRICT COUNCIL NO. 36 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 797130-1, Superior Court of California, County of Alameda (case filed 4/16/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         SCREEN ACTORS GUILD - PRODUCERS HEALTH PLAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. DC181603, Superior Court of California, County of Los Angeles (case filed 11/20/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         SIGN, PICTORIAL AND DISPLAY INDUSTRY WELFARE FUND V. PHILIP MORRIS, INC., ET AL., Case No. 994403, Superior Court of California, County of San Francisco (case filed 4/16/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         STATIONARY ENGINEERS LOCAL 39 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. C-97-1519-DLJ, USDC, Northern District of California (case filed 4/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         TEAMSTERS BENEFIT TRUST V. PHILIP MORRIS, ET AL., Case No. 796931-5, Superior Court of California, County of Alameda (case filed 4/20/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         UA LOCAL NO. 159 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 796938-8, Superior Court of California, County of Alameda (case filed 4/15/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         UA LOCAL NO. 343 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 796956-4, Superior Court of California, County of Alameda. Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         UA LOCAL NO. 393 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., ET AL., Case No. 798474-3, Superior Court of California, County of Alameda (case filed 5/21/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         HOLLAND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:98CV01716, USDC, District of Columbia (case filed 7/9/98). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         OBRA SOCIAL DEL PERSONAL, ET AL. V. AMERICAN TOBACCO CO., INC., ET AL., Case No. 01-0002279, Superior Court, District of Columbia (case filed3/23/2001). Labor unions seeking reimbursement for damages for medical and other relief, allegedly are attributable to the tobacco companies.

         S.E.I.U. LOCAL 74 WELFARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:98CV01569, USDC, District of Columbia (case filed 6/22/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         SERVICE EMPLOYEES INTERNATIONAL UNION HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, INC. ET al., Case No. 1:98CV00704, USDC, District of Columbia (case filed 3/19/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         SHEET METAL WORKERS TRUST FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:99CVO2326, USDC, District of Columbia (case filed 8/31/99). Sheet Metal Workers Trust Fund seeks to obtain injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to their participants and beneficiaries suffering from smoking-related illnesses.

         RAYMARK INDUSTRIES, INC. V. BROWN & WILLIAMSON, ET AL., Case No. 1:97-CV-2711-RCF, USDC, Northern District of Georgia (case filed 11/5/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         ARKANSAS BLUE CROSS AND BLUE SHIELD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 98 C 2612, USDC, Northern District of Illinois (case filed 5/22/98). Seven Blue Cross/Blue Shield plans seek injunctive relief and economic reimbursement to recover moneys expended by healthcare plans to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         CENTRAL ILLINOIS LABORERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-L516, USDC, Southern District of Illinois (case filed 5/22/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         CENTRAL STATES JOINT BOARD HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 97L12855, USDC, Northern District of Illinois (case filed 10/30/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         INTERNATIONAL BROTHERHOOD OF TEAMSTERS, LOCAL 734 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. 97L12852, USDC, Northern District of Illinois (case filed 10/30/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         TEAMSTERS UNION NO. 142, ET AL. V. PHILIP MORRIS, ET AL., Case No. 71C019709CP01281, USDC, Northern District of Indiana (case filed 9/15/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Union Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         CARPENTERS & JOINERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 60,633-001, USDC, District of Minnesota (case filed 12/31/97). Health and Welfare Trust Plan seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         GROUP HEALTH PLAN, INC., ET AL. V. PHILIP MORRIS, ET AL., Case No. 98-1036 DSD/JMM, USDC, Second Judicial District, Ramsey County, State of Minnesota (case filed 3/13/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         ASBESTOS CLAIMS MANAGEMENT CORPORATION, ET AL. V. RJR NABISCO, INC., ET AL., Case No. 2000-616, Circuit Court, Mississippi, Jefferson County (case filed 4/18/2001). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         ASBESTOS CLAIMS MANAGEMENT CORPORATION, ET AL. V. RJR NABISCO, INC., ET AL., Case No. 2001-85, Circuit Court, Mississippi, Claiborne County (case filed 4/18/2001). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         COMBUSTION ENGINEERING, INC., ET AL. V. RJR NABISCO, ET AL., Case No. 2000-617, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         COMBUSTION ENGINEERING, INC., ET AL. V. RJR NABISCO, ET AL., Case No. 2001-86, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         GASKET HOLDINGS, ET AL. V. RJR NABISCO, INC., ET AL. Case No. 2000-225, Chancery Court, Mississippi, Jefferson County (case filed 12/18/2000). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         GASKET HOLDINGS, ET AL. V. RJR NABISCO, INC., ET AL., Case No. 2001-065, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         KAISER ALUMINUM & CHEMICAL CORPORATION, ET AL V. RJR NABSICO, ET AL., Case No. 2000-615, Circuit Court of Mississippi, Jefferson County (case filed 12/15/00). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         OWENS-ILLINOIS, INC. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 00-0077, Circuit Court, Mississippi, Sharkey County (case filed 4/9/01).Manufacture seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         T & N, LTD., ET AL. V. RJR NABISCO, INC., ET AL., Case No. 2000-68, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         T & N, LTD., ET AL. V. RJR NABISCO, INC., ET AL., Case No. 2001-87, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         THOMAS, EZELL, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 96-0065, Circuit Court of Mississippi, Jefferson County (case filed 10/9/98). Plaintiffs in this putative personal injury class action seek a judgment against both tobacco companies and asbestos companies, and represent all similarly situated adult smokers resident in the state of Mississippi. Owens Corning Fiberglass is also a plaintiff in this action and seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         UNIROYAL HOLDING, INC., ET AL. V. RJR NABISCO, INC., Case No. 2000-627, Circuit Court, Mississippi, Jefferson County (case filed 4/4/2001). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         W. R. GRACE & CO.-CONN., ET AL. V. RJR NABISCO, INC., ET AL., Case No. 2001-58, Circuit Court, Mississippi, Jefferson County (case filed 5/23/01). Manufacturing and individuals plaintiffs seek recovery of compensatory and punitive damages for injuries caused wholly or in substantial part by tobacco products.

         CONSTRUCTION LABORERS OF GREATER ST. LOUIS WELFARE FUND, Case No. 4:97CV02030ERW, USDC, Eastern District of Missouri (case filed 12/1/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         CONTRACTORS, LABORERS, TEAMSTERS & ENGINEERS HEALTH & WELFARE PLAN V. PHILIP MORRIS, INC. ET AL., Case No. 8:98CV364, USDC, District of Nebraska (case filed 8/17/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         BERGERON, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. CV 99 6142, USDC, State of New York, Eastern District (case filed 10/8/99). This action seeks is brought on behalf of the trustees and fiduciaries of the Massachusetts State Carpenters Health and Benefits Funds on behalf of themselves and other similarly situated trustees of Taft Hartley Health & Welfare funds.

         BETRIEBSKRANKENKASSE AKTIV, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. CV 00 5413, USDC, New York, Eastern District (case filed 9/8/2000). Eight German health insurance provider seeks injunctive relief and economic reimbursement to recover moneys expended for treatments of tobacco related diseases.

         BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL., Case No. CV-98-3287(JBW), USDC, Eastern District of New York (case filed 4/29/98). Twenty-five health plans seek to recover moneys expended on healthcare costs purportedly attributed to tobacco-related diseases caused by Defendants.

         DAY CARE COUNCIL-LOCAL 205 D.C. 1707 WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 606240/97, Supreme Court of New York, New York County (case filed 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         EASTERN STATES HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 603869/97, Supreme Court of New York, New York County (case filed 7/28/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         IBEW LOCAL 25 HEALTH AND BENEFIT FUND V. PHILIP MORRIS, ET AL., Case No. 122255/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         IBEW LOCAL 363 WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 122254/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         KEENE CREDITORS TRUST V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case no. 606479/97, Supreme Court of New York, New York County (case filed 12/19/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         LABORERS' LOCAL 17 HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98-7944, 2nd Circuit Court of Appeals, State of New York (case filed 7/17/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

         LOCAL 1199 HOME CARE INDUSTRY BENEFIT FUND V. PHILIP MORRIS, ET AL., Case No. 606249/97, Supreme Court of New York, New York County (case filed 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         LOCAL 1199 NATIONAL BENEFIT FUND FOR HEALTH & HUMAN SERVICES EMPLOYEES
         V. PHILIP MORRIS, ET AL., Case No. 606241/97, Supreme Court of New York, New York County (case filed 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         LOCAL 138, 138A & 138B INTERNATIONAL UNION OF OPERATING ENGINEERS WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 122257/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         LOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS, ET AL., Case No. 122256/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         LONG ISLAND REGIONAL COUNCIL OF CARPENTERS WELFARE LOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS, ET AL., Case No. 122258/97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         NATIONAL ASBESTOS WORKERS MEDICAL FUND, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 98-1492, USDC, Eastern District of New York (case filed 3/23/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         PUERTO RICAN ILGWU HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 604785-97, Supreme Court of New York, New York County (case filed 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         RAYMARK INDUSTRIES, INC. V. BROWN & WILLIAMSON, ET AL., Case No. 98-CV-675, USDC, Eastern District of New York (case filed 5/21/98). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         UNITED FEDERATION OF TEACHERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-4676, USDC, Southern District of New York (case filed 7/17/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         UNR ASBESTOS-DISEASE CLAIMS TRUST V. BROWN & WILLIAMSON, ET AL., Case No. 105152/99, Supreme Court of the State of New York, New York County (case filed 3/15/99). The Trust brings this action to recover contribution, indemnity and/or reimbursement from the tobacco defendants.

         STEAMFITTERS LOCAL UNION NO. 420 WELFARE FUND, ET AL. V. PHILIP MORRIS, INC, ET AL., Case No. 97-CV-5344, USDC, Eastern District of Pennsylvania (case filed 10/7/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         TEXAS CARPENTERS HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 1:97C0625, USDC, Eastern District of Texas (case filed 11/7/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         REGENCE BLUESHIELD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. C98-559R, USDC, Western District of Washington (case filed 4/29/98). Blue Cross/Blue Shield plans seek injunctive relief and economic reimbursement to recover moneys expended by healthcare plans to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         WEST VIRGINIA LABORERS' PENSION TRUST FUND V. PHILIP MORRIS, ET AL., Case No. 397-0708, USDC, Southern District of West Virginia (case filed 8/27/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         WEST VIRGINIA - OHIO VALLEY AREA I.B.E.W., ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-C-2135, USDC, Southern District of West Virginia (case filed 9/19/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

         MILWAUKEE CARPENTERS' DISTRICT COUNCIL HEALTH FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98CV002394, Circuit Court of Wisconsin, Milwaukee County (case filed 3/30/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.


III. CLASS ACTION CASES

         FLETCHER, ET AL. V. BROOKE GROUP LTD., Civil Action No. 97-913, Circuit Court of Mobile County, Alabama (Case filed 3/19/97). Nationwide class of individuals alleging smoking-related claims. The limited fund settlement was preliminarily approved by the court in December 1998. Final approval of the limited fund settlement was denied on July 22, 1999. A motion for reconsideration of that order presently is pending.

         HANSEN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LR-C-96-881, USDC, Eastern District of Arkansas (case filed 4/4/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Arkansas.

         BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in California.

         SMOKERS FOR FAIRNESS, LLC, ET AL. V. THE STATE OF CALIFORNIA, ET AL., Case No. 7076751, Superior Court of California, County of San Diego (case filed 9/25/98). Plaintiffs bring this putative class action on behalf of all similarly situated adult smokers resident in the State of California.

         ARNITZ, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Circuit Court of the 13th Judicial Circuit, Hillsborough County, Florida (case filed 6/30/00). Plaintiffs are seeking class action representation, similarly to ENGLE, with the exception that this class action applies to class members diagnosed after July 15, 1997 with lung cancer, throat cancer or cancer of the oral cavity.

         SIMS, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:01CV01107, USDC, District of Columbia (case filed 5/23/01). Plaintiffs bring this class action is brought to recover the purchase price paid by plaintiffs and class members while they were under age through the use of fraud, deception, misrepresentation and other activities constituting racketeering, in violation of federal law.

         ENGLE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 94-08273 CA 20, Circuit Court, State of Florida, Dade County (case filed 5/5/94). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action on October 31, 1994. Trial commenced in July 1998. See Note 11, Contingencies, for a more detailed discussion of this case.

         CANTER, ET AL., V. THE AMERICAN TOBACCO COMPANY, ET AL., (f/k/a PETERSON) Case No. 97-0490-02, First Circuit Court of the First Circuit, State of Hawaii (case filed 2/6/97, 9/5/2000). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Hawaii.

         CLAY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-4167-JPG, USDC, Southern District of Illinois (case filed 5/22/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in 34 states.

         CLEARY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/11/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois.

         NORTON, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 48-D01-9605-CP-0271, Superior Court of Indiana, Madison County (case filed 5/3/96). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Indiana.

         BRAMMER, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 4-97-CV-10461, USDC, Southern District of Iowa (case filed 6/30/97). This
         "addiction-as-injury" putative class action is brought on behalf of plaintiffs and all similarly situated allegedly addicted smokers resident in Iowa.

         CASTANO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 95-30725, USDC, Eastern District of Louisiana (case filed 3/29/94). This case was settled by Liggett and Brooke on March 12, 1996. Nationwide "addiction-as-injury" class action was decertified by the Fifth Circuit in May 1996.

         GRANIER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., USDC, Eastern District of Louisiana (case filed 9/29/94). This case currently is stayed pursuant to a decision in CASTANO. -------

         YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Louisiana.

         RICHARDSON, ET AL. V. PHILIP MORRIS, ET AL., Case No.
         96145050/CL212596, Circuit Court, Baltimore City, Maryland (case filed on 5/29/96). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Maryland.

         LEWIS, TARJI, ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL.,Case No. MICV2000-03447, Superior Court, Massachusetts, Middlesex County. This class action is brought on behalf of Massachusetts residents who began smoking under the legal age and who now wish to quit.

         NATIONAL TOBACCO CONSUMERS' GROUP NUMBER 2 V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 00CV11408RGS, USDC, Massachusetts, District of Massschusetts (case filed 7/18/00). This addiction-as-injury class action is brought on behalf of Massachusetts residents.

         VANDERMEULEN, THERESA, ET AL. V. PHILIP MORRIS COMPANIES INC., ET AL., Case No. 00-030548 CZ, Circuit Court, Michigan, Wayne County. This class action is brought on behalf of all Michigan smokers due to defendants' negligence, violation of Michigan Consumer Protection Act, breach of contract/warranty and fraudulent concealment.

         WHITE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 5:97-CV-91BRS, Chancery Court of Mississippi, Jefferson County (case filed 4/24/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Mississippi.

         BADILLO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV-N-97-573-HDM (RAM), USDC, District of Nevada (case filed 11/4/97). This action is brought on behalf of all Nevada casino workers that allegedly have been injured by exposure to environmental tobacco smoke.

         DIENNO, VITO AND MARTIN N. HALLNAN, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. CV-S-98-489-DWH (RLH), District Court, Clark County, Nevada (case filed 12/22/97). This action is brought on behalf of all Nevada casino workers that allegedly have been injured by exposure to environmental tobacco smoke.

         SELCER, ET AL. V. R. J. REYNOLDS, ET AL., Case No. CV-S-97-00334-PMP
         (RLH), USDC, District of Nevada (case filed 9/3/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Nevada.

         AVALLONE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. MID-L-4883-98, Superior Court of New Jersey, Middlesex County (case filed 5/5/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated non-smokers allegedly injured from exposure to second hand smoke resident in New Jersey.

         COSENTINO, ET AL. V. PHILIP MORRIS, ET AL., Case No. L-5135-97, Superior Court of New Jersey, Law Division, Middlesex County (case filed 5/21/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in New Jersey.

         GEIGER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Index No. 10657/97, Supreme Court of New York, Queens County (case filed 1/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in New York.

         NWANZE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-7344, USDC, Southern District of New York (case filed 10/17/97). This action is brought on behalf of all prisoners nationwide that have allegedly been injured by exposure to environmental tobacco smoke. Liggett has not been served.

         SIMON, ET AL. V. PHILIP MORRIS INC, ET AL., Case No CV 99 1998, USDC, Eastern District of New York (case filed 4/9/99), This personal injury action is brought on behalf of plaintiffs seeking certification of a nation wide class under the applicable provisions of Rule 23 of the

         Federal Rules of Civil Procedure, on behalf of persons who have smoked defendant's cigarettes and who presently have a claim for personal injuries or damages, or wrongful death, arising from the smoking of defendants' cigarettes.

         CREEKMORE, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 98 CV 03403, Superior Court of North Carolina, Buncombe County (case filed 11/19/98). This personal injury class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in North Carolina.

         CORCORAN, ET AL. V. ASSOCIATED WHOLESALERS, INC.(AWI), ET AL., Case No. 01-CV-2755, Court of Common Pleas, Pennsylvania, Lackawanna County (case filed 5/25/01). The Plaintiffs and class members bring this action in order to recoup monies required to pay in treating indigent, non-paying patients as a result of tobacco related illnesses.

         SWEENEY, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., Case No. GD98-16226, Court of Common Pleas, State of Pennsylvania, Allegheny County (case filed 10/15/98). This putative class action is brought on behalf of all current smokers who began smoking prior to the age of eighteen resident in the State of Pennsylvania.

         MYERS, ET AL. V. ARTHUR A. HAYES, JR., ET AL. Case No. 00C1773, Circuit Court, Davidson County, Tennessee. This action is for injunctive relief and damages. Plaintiffs allege a class action against the tobacco defendants for their smoking related medical expenses paid by Medicaid and/or Tenn care under in violation of 42 USCS 1981 et seq., 18 USCS 241 (Conspiracy against rights), and 42 USCS 1986.

         BUSH, ET AL. V. PHILIP MORRIS, ET AL., Case No. 597CV180, USDC, Eastern District of Texas (case filed 9/22/97). Two individuals suing on behalf of a class of individuals. This case currently is stayed until 5/10/99.

         COLE, ET AL. V. THE TOBACCO INSTITUTE, ET AL., Case No. 1:97CV0256, USDC, Eastern District of Texas (case filed 5/12/97). Two individuals suing on behalf of a class of individuals.

         MASON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 7-97CV-293-X, USDC, Northern District of Texas (case filed 12/23/97). This nationwide taxpayer putative class action seeks reimbursement of Medicare expenses made by the United States government. Transferred to the Eastern District of New York

         HERRERA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:98-CV-00126, USDC, District of Utah (case filed 1/28/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers under the age of nineteen [at time of original filing] resident in Utah.

         JACKSON, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 980901634PI, 3rd Judicial Court of Utah, Salt Lake County (case filed 3/10/98). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Utah.

         INGLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-C-21-S, Circuit Court, State of West Virginia, McDowell County (case filed 2/4/97). This personal injury putative class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in West Virginia.

         MCCUNE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-C-204, Circuit Court, State of West Virginia, Kanawha County (case filed 1/31/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in West Virginia.

         PARSONS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff's decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers.

         WALKER, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 2:97-0102, USDC, Southern District of West Virginia (case filed 2/12/97). Nationwide class certified and limited fund class action settlement preliminarily approved with respect to Liggett and Brooke Group on May 15, 1997. Class decertified and preliminary approval of settlement withdrawn by order of district court on August 5, 1997, which order currently is on appeal to the Fourth Circuit.

  IV. INDIVIDUAL SMOKER CASES

         SPRINGER V. LIGGETT GROUP INC. AND LIGGETT & MYERS, INC., Case No. LR-C-98-428, USDC, Eastern District of Arkansas (case filed 7/19/98). Two individuals suing. Liggett only defendant.

         BAKER, ET AL V. SAFEWAY, INC., ET AL., Case No. 304532, Superior Court of California, County of San Francisco(case filed 6/28/99). Two individuals suing.

         BIRREN, D., ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. RIC 356880, Superior Court, Riverside County, California (case filed 04/03/01). Two individuals suing.

         BROWN, D., ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC 226245, Superior Court, Los Angeles County, California (case filed 3/9/00). One individual suing. Liggett has not been served.

         BROWN V., ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00AS02085, Superior Court, Sacramento County, California (case filed 4/18/00). Two individuals suing.

         CHANDLER V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC226097, Superior Court of California, Los Angeles County (case filed 3/7/00). One individual suing.

         CONER V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC227929, Superior Court, California, Los Angeles (case filed 3/7/00). One individual suing.

         COOPER V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC227929, Superior Court, California, Los Angeles County (case filed 4/7/00). One individual suing.

         CRAYTON V. SAFEWAY, INC., ET AL., Case No. RDC 820871-0, Superior Court, Alameda County, California (case filed 1/18/00). One individual suing.

         DONALDSON, ET AL. V. RAYBESTOS MANHATTAN, INC., ET AL., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing.

         ELLIS V. THE AMERICAN TOBACCO CO., ET AL., Case No. 804002, Superior Court of California, County of Orange (case filed 1/13/99). One individual suing.

         JOHNSON, ET AL V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC 226246, Superior Court, Los Angeles County, California (case filed 3/9/00) Five individuals suing. Liggett has been served.

         LAMB, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. RIC 343417, Superior Court, Riverside County, California (case filed 5/26/00). Two individuals suing.

         MORSE V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 822825-9, Superior Court, Alameda County, California. One individual suing.

         NORMADIN, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. H215192-12, Superior Court, California, Alameda County (case filed 8/25/00). One individual suing.

         REIN V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 807453-1, Superior Court of California, County of Alameda (case filed 5/5/99). One individual suing.

         REYNOLDS, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. SC024107, Superior Court of California, County of Ventura (case filed 10/04/99). Two individuals suing.

         ROBINSON, ET AL. V. RAYBESTOS-MANHATTAN, INC., ET AL., Case No. 996378, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

         ROBINSON, ET AL. V. RAYBESTOS- MANHATTAN, ET AL., Case No. 309286, Superior Court, California, County of San Francisco (case filed 1/18/00). Three individuals suing.

         SELLERS, ET AL. V. RAYBESTOS-MANHATTAN, ET AL., Case No. 996382, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

         SOLIMAN V. PHILIP MORRIS INCORPORATED, ET AL, Case No. 31105, Superior Court, San Francisco County, California (case filed 3/28/00). One individual suing.

         STERN, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. M37696, Superior Court of California, County of Monterey (case filed 4/28/97). Two individuals suing.

         WILLIAMS V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC227930, Superior Court, California, Los Angeles County (case filed 4/7/00). One individual suing.

         PLUMMER, BRENDA, ET AL. V. THE AMERICAN TOBACCO., Case No. 6480, Superior Court, District of Columbia. Three individuals suing.

         ADAMS V. R.J. REYNOLDS, ET AL., Case No. 97 05442, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). Two individuals suing.

         ARMAND V. PHILIP MORRIS, ET AL., Case No. 97-31179-CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/9/97). Two individuals suing.

         ATCHESON V. R. J. REYNOLDS, ET AL., Case No. 97-31148-CICU, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/29/97). One individual suing.

         BAILEY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-18056 CA15, Circuit Court of the 11th Judicial Circuit, State of Florida, Duval County (case filed 8/18/97). Two individuals suing.

         BARTLEY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11153, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/21/97). Two individuals suing.

         BLAIR V. R. J. REYNOLDS, ET AL., Case No. 97-31177, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 7/29/97). One individual suing.

         BLANK V. PHILIP MORRIS, ET AL., Case No. 97-05443, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). Two individuals suing.

         BRONSTEIN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008769, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

         BURNS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11175-27, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/3/98). One individual suing.

         CLARK V. LIGGETT GROUP INC., Case No. 95-3333-CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Dade County (case filed 8/18/95). One individual suing. Liggett only defendant.

         COWART V. LIGGETT GROUP INC, ET AL., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, State of Florida, Duval County (case filed 3/16/98). One individual suing.

         DAVIS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11145, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

         DAVISON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008776, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

         DE LA TORRE, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11161, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

         DILL V. PHILIP MORRIS, ET AL., Case No. 97-05446, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). One individual suing.

         DOUGHERTY V. PHILIP MORRIS INC., ET AL., Case No. 1999 32074 CICI, Circuit Court, State of Florida, Volusia County (case filed 11/17/99). One individual suing.

         DOYLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-627-CA, Circuit Court of the 7th Judicial Circuit, State of Florida, Flagler County (case filed 9/16/97). Two individuals suing.

         DUECKER V. LIGGETT GROUP INC., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 7/5/98). One individual suing. Liggett only defendant.

         EASTMAN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 01-98-1348, Circuit Court of the 13th Judicial Circuit, State of Florida, Hillsborough County (case filed 3/11/98). One individual suing.

         FLAKS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008750, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

         GARRETSON, ET UX. V. R.J. REYNOLDS, ET AL., Case No. 97-32441 CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 10/22/96). One individual suing.

         GOLDBERG, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-008780, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

         GRAY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, State of Florida, Putnam County (case filed 10/15/97). Two individuals suing.

         HALEN V. R.J. REYNOLDS, ET AL., Case No. CL 96005308, Circuit Court of the 15th Judicial Circuit, State of Florida, Palm Beach County (case filed 6/19/96). One individual suing.

         HARRIS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). Two individuals suing.

         HART, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 9708781, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). One individual suing.

         HAYES, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-31007, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/30/97). Two individuals suing.

         HENIN V. PHILIP MORRIS, ET AL., Case No. 97-29320 CA 05, Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 12/26/97). One individual suing.

         HENNING. ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11159, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). Two individuals suing.

         HITCHENS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.97008783, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97).

         KATZ V. BROWN & WILLIAMSON, ET AL., Case No. 95-15307-CA-01, USDC, Southern District of Florida (case filed 8/3/95). One individual suing. Plaintiff has dismissed all defendants except Liggett Group Inc.

         KALOUSTIAN V. LIGGETT GROUP INC., ET AL., Case No. 95-5498, Circuit Court for the 13th Judicial Circuit, State of Florida, Hillsborough County (case filed 8/28/95). Two individuals suing.

         KRUEGER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
         96-1692-CIV-T-24A, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

         LAPPIN V. R.J. REYNOLDS, ET AL., Case No. 97-31371 CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/2/97). One individual suing.

         LASS V. R.J. REYNOLDS, ET AL., Case No. 96-04469, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 12/23/96). Two individuals suing.

         LEVINE V. R.J. REYNOLDS, ET AL., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, State of Florida, Palm Beach County (case filed 7/24/96). One individual suing.

         LOBLEY V. PHILIP MORRIS, ET AL., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, State of Florida, Seminole County (case filed 7/29/97). Two individuals suing.

         LUKACS, JOHN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Circuit Court of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing.

         LUSTIG, ET AL. V. BROWN & WILLIAMSON TOBACCO CO., ET AL., Case No. 97 11168, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

         MAGLIARISI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008895, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/11/97). One individual suing.

         MANLEY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11173-27, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/3/98). Two individuals suing.

         MECKLER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 7/10/97). One individual suing.

         MULLIN V. PHILIP MORRIS, ET AL., Case No. 95-15287 CA 15, Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 11/7/95). One individual suing.

         O'ROURKE V. LIGGETT GROUP INC., ET AL., Case No. 97-31345-CICI, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 6/2/97). One individual suing.

         PEREZ, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
         96-1721-CIV-T-24B, USDC, Middle District of Florida (case filed 8/20/96). One individual suing.

         PHILLIPS V. R.J. REYNOLDS, ET AL., Case No. 97-31278, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 5/27/97). One individual suing.

         PIPOLO V. PHILIP MORRIS, ET AL., Case No. 97-05448, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 4/10/97). Two individuals suing.

         PULLARA, RUBY M. , ET AL. V. LIGGETT GROUP, INC. , ET AL., Case No. 01-1626-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individuals suing.

         RAUCH, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11144, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). Two individuals suing.

         RAWLS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 3/6/97). One individual suing.

         REBANE, ET AL. V, BROWN & WILLIAMSON, ET AL., Case No. CIO-00-0000750, Circuit Court, Orange County, Florida (case filed 2/1/00). Two individuals suing.

         RIX V. R.J. REYNOLDS, ET AL., Case No. 96-1778 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 4/29/96). One individual suing.

         SCHULTZ V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99019898, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 11/24/99). One individual suing.

         SHAW, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008755, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). Two individuals suing.

         SPOTTS V. R.J. REYNOLDS, ET AL., Case No. 97-31373 CICI, Circuit Court of the 4th Judicial Circuit, State of Florida, Volusia County (case filed 9/16/97). One individual suing.

         STAFFORD V. BROWN & WILLIAMSON, ET AL., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, State of Florida, Pinellas County (case filed 11/14/97). One individual suing.

         STEWART, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, State of Florida, Lake County (case filed 9/16/97). Two individuals suing.

         STRICKLAND, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 98-00764, Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 1/8/98). Two individuals suing.

         STROHMETZ V. PHILIP MORRIS, ET AL., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 7/16/98). One individual suing.

         SWANK-REICH V. BROWN & WILLIAMSON, ET AL., Case No. 97008782, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). One individual suing.

         THOMSON, BARRY, V. R.J. REYNOLDS, ET AL., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, State of Florida, Flagler County (case filed 9/2/97). One individual suing.

         THOMSON, EILEEN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11170, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 7/21/97). One individual suing.

         VENTURA V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 97-27024 CA
         (09), Circuit Court of the 11th Judicial Circuit, State of Florida, Dade County (case filed 11/26/97). One individual suing.

         WASHINGTON, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-10575 CIDL, Circuit Court of the 7th Judicial Circuit, State of Florida, Volusia County (case filed 9/16/97). Two individuals suing.

         WEIFFENBACH, ET UX. V. PHILIP MORRIS, ET AL., Case No.
         96-1690-CIV-T-24C, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

         WISCH V. LIGGETT GROUP INC., ET AL., Case No. 97-008759, Circuit Court of the 17th Judicial Circuit, State of Florida, Broward County (case filed 6/10/97). One individual suing.

         YOUNG V. BROWN & WILLIAMSON, ET AL., Case No. 96-03566, Circuit Court of the 4th Judicial Circuit, State of Florida, Duval County (case filed 11/30/95). One individual suing.

         BROWN-JONES V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.

         DELUCA V. LIGGETT & MYERS, ET AL., Case No. 00L13792, Circuit Court, Cook County, Illnois County (case filed 11/29/00). One individual suing.

         DENBERG, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No.97L07963, USDC, Northern District of Illinois (case filed 8/13/97). Four individuals suing. (Formerly Daley).

         ROGERS V. R. J. REYNOLDS, ET AL., Case No. 49 D 02-9301-CT-0008, Superior Court of Indiana, Marion County (case filed 3/7/97). Two individuals suing.

         SUMPTER V. THE AMERICAN TOBACCO CO., ET AL., Case No. IP98-0401-C-M/G, USDC, District of Indiana, Marion County (case filed 2/26/98). 15 individuals suing.

         GRONBERG, ET AL. V. LIGGETT & MYERS, ET AL., Case No. LA-CV-080487, District Court, State of Iowa, Black Hawk County (case filed 3/30/98). Two individuals suing.

         KOBOLD, ET AL. V. BAT INDUSTRIES, ET AL., Case No. CL-77551, District Court, State of Iowa, Polk County (case filed 9/15/98). Two individuals suing.

         MAHONEY V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LALA5187(S), District Court, Iowa, Lee County (case filed 4/13/01). One individual suing.

         MASON V. AMERICAN BRANDS, INC., ET AL., Case No. CL7922, District Court, State of Iowa, Polk County (case filed 4/13/99). One individual suing.

         MITCHELL, ET AL. V. LIGGETT & MYERS, ET AL., Case No. C00-3026, USDC, State of Iowa, Northern District (case filed 4/19/00). Two individuals suing.

         WELCH, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LA CV 017535, District Court, Iowa, Shelby County (case filed 1016/2000). Two individuals suing.

         WRIGHT, ET AL. V. BROOKE GROUP LIMITED, ET AL., Case No. LA CV 05867, District Court, State of Iowa, Cerro Gordo County (case filed 11/10/99). Two individuals suing.

         ALEXANDER, ET UX V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 99-C-3975-A, 27th Judicial District Court, St. Landry Parish, Louisiana (case filed 9/27/99). Two individuals suing.

         BADON, ET UX. V. RJR NABISCO INC., ET AL., Case No. 10-13653, USDC, Western District of Louisiana (case filed 5/24/94). Six individuals suing.

         BIRD, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 507-532, 24th Judicial District Court, State of Louisiana, Jefferson Parish (case filed 4/10/97). Four individuals suing.

         BRAKEL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-13672-D, USDC, Eastern District of Louisiana (case filed 8/30/96). Seven individuals suing.

         DIMM, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 53919, 18th Judicial District Court, Parish of Iberville, Louisiana. Seven individuals suing.

         HEBERT, ET AL. V. UNITED STATES TOBACCO, ET AL., Case No. 96-2281, 14th Judicial District Court, State of Louisiana, Calcasieu Parish (case filed 5/8/96). Two individuals suing.

         HIGGINS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 96-2205, USDC, Eastern District of Louisiana (case filed 6/1/96). One individual suing.

         JACKSON V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 97-441-C-MI, USDC, Middle District of Louisiana (case filed 7/3/97). One individual suing.

         KENNON V. BROWN & WILLIAMSON, ET AL., Case No. 98-586, USDC, Middle District of Louisiana (case filed 12/5/97). One individual suing.

         MCDOWELL, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 3:00CV0705, USDC, Western District, Louisiana (case filed 5/16/00). Four individuals suing.

         NEWSOM, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 105838, 16th Judicial District Court, Parish of St. Mary, Louisiana (case filed 5/17/00). Five individuals suing.

         OSER V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.

         PITRE, ET AL. V. R. J. REYNOLDS , ET AL., Case No. 97 CA 0059, 19th Judicial District Court, State of Louisiana, East Baton Rouge Parish (case filed 8/7/92). Five individuals suing.

         POTTS , ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 41844, 40th Judicial District, State of Louisiana, St. John the Baptist Parish (case filed 4/6/00). Seven individuals suing.

         RACCA, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.

         ADAMS, ESTATE OF PHYLLIS, ET AL. V. R. J. REYNOLDS, et al., Case No. 00-2636, Superior Court, Middlesex County, Massachusetts. Two individuals suing.

         BISTANY V. MICHAEL T. SHANNON, D.M.D., ET AL., Case No. 00-1557, Superior Court of Massachusetts, Middlesex County. One individual suing.

         CAMERON V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-4960, Superior Court of Massachusetts, Middlesex County (case filed 8/3/98). One individual suing.

         HAGLUND, BRENDA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 01-1221, Superior Court, Massachusetts, Middlesex County. Five plaintiffs suing.

         HEALY, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 01-0381, Superior Court of Massachusetts (case filed 1/25/2001). Nine individuals suing.

         MONTY V. HARVARD PILGRIM HEALTH CARE, ET AL., Demand Letter. Superior Court, Massachusetts.

         NYSKO, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. Three individual suing.

         PAIGE V. MARILYN KOVANT, M.D., ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. One individual suing.

         PISCIONE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. One individual suing.

         REEDY, ET AL. V. R. J. REYNOLDS TOBACCO CO., ET AL., Case No. 98-5056, Superior Court of Massachusetts, Middlesex County (case filed 8/13/98). One individual suing.

         SATCHELL V. THE TOBACCO INSTITUTE, INC., ET AL., Demand Letter. Superior Court, Massachusetts. WOODS, ESTATE OF HELEN V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-5721, Superior Court of Massachusetts, Middlesex County (case filed 11/18/98). One individual suing.

         WOODS, JOSEPH V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-5723, Superior Court of Massachusetts, Middlesex County (case filed 11/18/98). One individual suing.

         COLLIER, ET AL. V. PHILIP MORRIS, ET AL., Case No. 1:98 ov 246RG, USDC, Southern District of Mississippi (case filed 6/5/98). This putative class action is brought on behalf of all non-smoking policemen and seamen employed in the United States who allegedly have been injured by exposure to second hand smoke.

         BANKS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2000-136, Circuit Court, Mississippi, Jefferson County (case filed 12/22/2000). Six individuals suing.

         BARKER, PEARLIE, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-64, Circuit Court, Mississippi, Jefferson County (case filed 3/30/01). Three individuals suing.

         BLYTHE V. RAPID AMERICAN CORPORATION, ET AL., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.

         BROWN, GLAYSON, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-0022(1) Circuit Court, Mississippi, George County (case filed

         3/30/01). Two Hundred Twenty-Four (224) individuals suing.

         COLENBERG, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 200-169, Circuit Court, Mississippi, Jefferson County (case filed 10/18/00). Twenty-eight individuals suing.

         COCHRAN, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2001-0022(1), Circuit Court, Mississippi, George County (case filed 2/6/01). Twenty-six individuals suing.

         ESTATE OF ED DOSS, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 99-0108, Circuit Court, State of Mississippi, Jefferson County (case filed 8/17/99). Nine individuals suing. Liggett has not been served.

         GALES, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2000-170, Circuit Court, Mississippi, Jefferson County (case filed 9/18/00). Seven individuals suing.

         JACKSON, ET AL. V. R. J. REYNOLDS, ET AL., Case No., Circuit Court, State of Mississippi, Jefferson County. This action seeks judgment from both the Tobacco Defendants and the Asbestos Defendants for joint and several liability

         JENNINGS, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.

         LANE, ET AL. V. R. J. REYNOLDS, ET AL., Case No. CI 00-00239, Circuit Court, Mississippi, Forrest County (case filed 2/6/01). Six individuals suing.

         MCGEE, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2000-596, Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). Nineteen individuals suing.

         DAVIS, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:00-Cv-26-CEJ, USDC, Missouri, Eastern District (case filed 9/25/00). Two individuals suing.

         ARMENDARIZ V. PHILIP MORRIS, ET AL., Case No. 999/862, District Court, Nebraska, Douglas County (case filed 11/17/00). One individual suing.

         MUMIN V. PHILIP MORRIS, ET AL., Doc. 1000 No. 46, District Court, Nebraska, Douglas County (case filed 11/27/00). One Individual suing.

         HOWARD, ET AL. V. PHILIP MORRIS, INC., ET AL., Superior Court, New Hampshire, Merrimack County. Two individuals suing.

         FRENCH, ET AL. V. PHILIP MORRIS, ET AL., Superior Court, New Hampshire, Merrimack County. Two individuals suing.

         WILLIAMSON, LILLIAN V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. L1258-01, Superior Court, Middlesex County, New Jersey (case filed 2/9/01). One individual suing.

         DOOLITTLE, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Superior Court, Gloucester County, New Jersey (case filed 5/22/00). Two individuals suing.

         KLEIN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. L-7798-00, Superior Court, Middlesex, New Jersey (case filed 9/21/00). Two individuals suing.

         PISCITELLO, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-CIV-4613, Superior Court of New Jersey, Middlesex County (case filed 3/6/98).

         STAR, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. L-11517-99, Superior Court, Middlesex County, New Jersey (case filed 12/13/99). Two individuals suing.

         TEPPER AND WATKINS, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. BER-L-4983-97-E, Superior Court of New Jersey, Middlesex County (case filed 5/28/97).

         HAINES (ETC.) V. LIGGETT GROUP INC., ET AL., Case No. C 6568-96B, USDC, District of New Jersey (case filed 2/2/94). One individual suing.

         ALTMAN, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 97-123521, Supreme Court of New York, New York County (case filed 12/16/97). Seven individuals suing.

         ANDERSON, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 42821-97, Supreme Court of New York, Kings County (case filed 11/13/97). Six individuals suing.

         ARNETT, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 109416/98, Supreme Court of New York, New York County (case filed 5/29/98). Nine individuals suing.

         BELLOWS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 122518/97, Supreme Court of New York, New York County (case filed 11/26/97). Five individuals suing.

         BRAND, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 29017/98, Supreme Court of New York, Kings County (case filed 12/21/98). Two individuals suing.

         CAIAZZO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 13213/97, Supreme Court of New York, Richmond County (case filed 10/27/97). Six individuals suing.

         CAMERON V. THE AMERICAN TOBACCO CO., ET AL., Case No. 019125/97, Supreme Court of New York, Nassau County (case filed 7/18/97). Five individuals suing.

         CANAAN V. PHILIP MORRIS INC., ET AL., Case No. 105250/98, Supreme Court of New York, New York County (case filed 3/24/98). One individual suing.

         CARLL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112444/97, Supreme Court of New York, New York County (case filed 8/12/97). Five individuals suing.

         CAVANAGH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.11533/97, Supreme Court of New York, Richmond County (case filed 4/23/97). Two individuals suing.

         COLLINS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 08322/97, Supreme Court of New York, Westchester County (case filed 7/2/97). Nine individuals suing.

         CONDON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 108902/97, Supreme Court of New York, New York County (case filed 2/4/97). Seven individuals suing.

         CRANE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.106202-97, USDC, Southern District of New York (case filed 4/4/97). Four individuals suing.

         CREECH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 106202-97, Supreme Court of New York, Richmond County (case filed 1/14/97). Four individuals suing.

         CRESSER, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 36009/96, Supreme Court of New York, Kings County (case filed 10/4/96). Two individuals suing.

         DA SILVA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.106095/97, Supreme Court of New York, New York County (case filed 1/14/97). Six individuals suing.

         DOMERACKI V. PHILIP MORRIS, ET AL., Case No. 98/6859, Supreme Court of New York, Erie County (case filed 8/3/98). One individual suing.

         DOUGHERTY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-09768, Supreme Court of New York, Suffolk County (case filed 4/18/97). Two individuals suing.

         DZAK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 26283/96, Supreme Court of New York, Queens County (case filed 12/2/96). Five individuals suing.

         EVANS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28926/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

         FRANKSON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 24915/00, Supreme Court, New York, Kings County. Four individuals suing.

         FINK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 110336/97 Supreme Court of New York, New York County (case filed 4/25/97). Six individuals suing.

         GOLDEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112445/97, Supreme Court of New York, New York County (case filed 8/11/97). Six individuals suing.

         GRECO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15514-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

         GRUDER , ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No.48487/97, Supreme Court of New York, New York County (case filed 12/8/97). Four individuals.

         GUILLOTEAU, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 46398/97, Supreme Court of New York, Kings County (case filed 11/26/97). Four individuals suing.

         HANSEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.97-26291, Supreme Court of New York, Suffolk County (case filed 4/12/97). Six individuals suing.

         HELLEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28927/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

         INZERILLA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11754/96, Supreme Court of New York, Queens County (case filed 7/16/96). Two individuals suing.

         JAUST, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 116249/97, Supreme Court of New York, New York County (case filed 10/14/97). Ten individuals suing.

         JEFFERSON, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Supreme Court of New York, Richmond County. Two individuals suing.

         JULIANO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 12470/97, Supreme Court of New York, Richmond County (case filed 8/12/96). Four individuals suing.

         KEENAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 116545-97, Supreme Court of New York, New York County (case filed 10/6/97). Eight individuals suing.

         KENNY, ET AL. V. PHILIP MORRIS USA, ET AL., Case No. 111486/01, Supreme Court, New York, New York County. Two individuals suing.

         KESTENBAUM, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 109350/97, Supreme Court of New York, New York County (case filed 6/4/97). Eight individuals suing.

         KNUTSEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 36860/96, Supreme Court of New York, Kings County (case filed 4/25/97). Two individuals suing.

         KOTLYAR, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28103/97, Supreme Court of New York, Queens County (case filed 11/26/97). Five individuals suing.

         KRISTICH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-29078, Supreme Court of New York, Suffolk County (case filed 10/12/97). Two individuals suing.

         KROCHTENGEL V. THE AMERICAN TOBACCO CO., ET AL., Case No. 24663/98, Supreme Court of New York, Kings County (case filed 7/15/98). One individual suing.

         LABROILA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-12855, Supreme Court of New York, Suffolk County (case filed 7/20/97). Four individuals suing.

         LEHMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112446/97, Supreme Court of New York, New York County (case filed 8/11/97). One individual suing.

         LEIBSTEIN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-019145, Supreme Court of New York, Nassau County (case filed 7/25/97). Six individuals suing.

         LEIDERMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 22691/97, Supreme Court of New York, Kings County (case filed 7/23/97). Three individuals suing.

         LENNON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 120503/97, Supreme Court of New York, New York County (case filed 11/19/97). Seven individuals suing.

         LE PAW V. B.A.T. INDUSTRIES, ET AL., Case No. 17695-96, USDC, Southern District of New York (case filed 8/14/96). Four individuals suing.

         LEVINSON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 13162/97, Supreme Court of New York, Kings County (case filed 4/17/97). Seven individuals suing.

         LIEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-9309, Supreme Court of New York, Suffolk County (case filed 4/28/97). Two individuals suing.

         LITKE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15739/97, Supreme Court of New York, Kings County (case filed 5/1/97). Five individuals suing.

         LOHN V. LIGGETT GROUP INC., ET AL., Case No. 105249/98, Supreme Court of New York, New York County (case filed 3/26/98). One individual suing.

         LOMBARDO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16765/97, Supreme Court of New York, Nassau County (case filed 6/6/97). Five individuals suing.

         LONG, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 22574-97, Supreme Court of New York, Bronx County (case filed 10/22/97). Four individuals suing.

         LOPARDO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 027182/97, Supreme Court of New York, Nassau County (case filed 10/27/97). Six individuals suing.

         LUCCA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 3583/97, Supreme Court of New York, Kings County (case filed 1/27/97). Two individuals suing.

         LYNCH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 117244/97, Supreme Court of New York, New York County (case filed 10/22/97). Five individuals suing.

         MAGNUS V. FORTUNE BRANDS, INC., ET AL., Case No. CV-98-3441, USDC, Eastern District of New York (case filed 5/6/98). Three individuals suing.

         MAISONET, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 17289/97, Supreme Court of New York, Kings County (case filed 5/20/97). Three individuals suing.

         MARGOLIN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 120762/96, Supreme Court of New York, New York County (case filed 11/22/96). One individual suing.

         MARTIN, ET AL. V. THE AMERICAN T1OBACCO CO., ET AL., Case No. 15982-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

         MCGUINNESS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 112447/97, Supreme Court of New York, New York County (case filed 7/28/97). Six individuals suing.

         MCLANE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11620/97, Supreme Court of New York, Richmond County (case filed 5/13/97). Four individuals suing.

         MEDNICK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 29140/1997, Supreme Court of New York, Kings County (case filed 9/19/97). Eight individuals suing.

         MISHK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 108036/97, Supreme Court of New York, New York County (case filed May 1, 1997). Five individuals suing.

         MOREY V. PHILIP MORRIS, ET AL., Case No. I1998/9921, Supreme Court of New York, Erie County (case filed 10/30/98). Two individuals suing.

         NEWELL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-25155, Supreme Court of New York, New York County (case filed 10/3/97). Six individuals suing.

         NOCIFORO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-16324, Supreme Court of New York, Suffolk County (case filed 7/12/96). One individual suing.

         O'HARA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 103095/98, Supreme Court of New York, New York County (case filed 2/23/98). Two individuals suing.

         ORNSTEIN V. PHILIP MORRIS, ET AL., Case No. 117548/97, Supreme Court of New York, New York County (case filed 9/29/97). One individual suing.

         PEREZ, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 26347/97, Supreme Court of New York, Kings County (case filed 8/26/97). Seven individuals suing.

         PERRI, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 029554/97, Supreme Court of New York, Nassau County (case filed 11/24/97). Six individuals suing.

         PICCIONE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 34371/97, Supreme Court of New York, Kings County (case filed 10/27/97). Five individuals suing.

         PORTNOY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16323/96, Supreme Court of New York, Suffolk County (case filed 7/16/96). Two individuals suing.

         REITANO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28930/96, Supreme Court of New York, Kings County (case filed 8/22/96). One individual suing.

         RICO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 120693/98, Supreme Court of New York, New York County (case filed 11/16/98). Nine individuals suing.

         RINALDI, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 48021/96, Supreme Court of New York, Kings County (case filed 12/11/96). Five individuals suing.

         ROSE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 122131/96, Supreme Court of New York, New York County (case filed 12/18/96). Eight individuals suing.

         RUBINOBITZ, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15717/97, Supreme Court of New York, Nassau County (case filed 5/28/97). Five individuals suing.

         SCHULHOFF, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 23737-97, Supreme Court of New York, Queens County (case filed 11/21/97). Six individuals suing.

         SCHWARTZ, IRWIN V. THE AMERICAN TOBACCO CO., ET AL., Case No.14841/97, Supreme Court of New York, Nassau County (case filed 5/19/97). One individual suing.

         SCHWARTZ, PEARL V. THE AMERICAN TOBACCO CO., ET AL., Case No.47239/96, Supreme Court of New York, Kings County (case filed 12/2/96). One individual suing.

         SENZER, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11609/97, Supreme Court of New York, Queens County (case filed 5/13/97). Eight individuals suing.

         SHAPIRO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 111179/97, Supreme Court of New York, New York County (case filed 7/21/96). Four individuals suing.

         SIEGEL, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No.36857/96, Supreme Court of New York, Kings County (case filed 10/8/96). Two individuals suing.

         SILVERMAN, ET AL. V. LORILLARD TOBACCO COMPANY. ET AL., Case No. 11328/99, Supreme Court of New York, Kings County (case filed 7/9/99) Five individuals suing.

         SMITH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 020525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Eight individuals suing.

         SOLA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 18205/96, Supreme Court of New York, Bronx County (case filed 7/16/96). Two individuals suing.

         SPRUNG, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16654/97, Supreme Court of New York, Kings County (case filed 5/14/97). Ten individuals suing.

         STANDISH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). Five individuals suing.

         VALENTIN, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 019539/97, Supreme Court of New York, Queens County (case filed 9/16/97). Seven individuals suing.

         WALGREEN, ET AL. V. THE AMERICAN TOBACCO, ET AL., Case No. 109351/97, Supreme Court of New York, New York County (case filed 5/23/97). Eight individuals suing.

         WERNER, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 029071-97, Supreme Court of New York, Queens County (case filed 12/12/97). Four individuals suing.

         ZARUDSKY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15773-97, Supreme Court of New York, New York County (case filed 5/28/97). Six individuals suing.

         ZIMMERMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Supreme Court of New York, Queens County (case filed 1997).

         ZUZALSKI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 001378/97, Supreme Court of New York, Queens County (case filed 4/3/97). Seven individuals suing.

         WILSON, ET AL. V. LIGGETT & MYERS, ET AL., USDC, Middle District Court, North Carolina. One individual suing.

         SANCHEZ, ESTHER E. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 00-818-BR, USDC, Oregon. One individual suing.

         COTNER V. PHILIP MORRIS, INC., ET AL., Case No. CS-2000-157, District Court, Adair County, Oklahoma. One individual suing.

         BUSCEMI V. BROWN & WILLIAMSON, ET AL., Case No. 002007, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 9/21/99). Two individuals suing.

         CAMPANELLA, ET AL. V. LORILLARD TOBACCO COMPANY, ET AL., Cane No. 003575, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 1/31/00). Two individuals suing.

         DANKO, ET AL. V. LIGGETT GROUP, ET AL., Case No. 2:00CV2683, USDC Eastern District, Pennsylvania. Two individuals suing.

         FLOYD V. BROWN & WILLIAMSON, ET AL., Case No. 000231, Court of Common Pleas, Pennsylvania, Philadelphia County. One individual suing.

         HALL V. R. J. REYNOLDS TOBACCO CO., ET AL., Case No. 4:97-CV-01723, USDC, Pennsylvania, Middle District (case filed 2/18/98). One individual suing.

         TANTUM V. AMERICAN TOBACCO CO., ET AL., Case No. 3762, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 1/26/99). Two individuals suing.

         TAYLOR V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 004378, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 12/13/99). One individual suing.

         BROWN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 98-5447, Superior Court, Rhode Island (case filed 10/30/98). One individual suing.

         NICOLO V. PHILIP MORRIS, ET AL., Case No. 96-528 B, USDC, Rhode Island (case filed 9/24/96). One individual suing.

         BABB V. PHILIP MORRIS, INC., ET AL., Case No. 6:00-2550-20BG, USDC, South Carolina (case filed 2001). One individual suing.

         COCKER V. AMERICAN TOBACCO CO., ET AL., Case No. 1-00-0069, USDC, Middle District Tennessee (case filed 5/22/00). One individual suing.

         PERRY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 2-473-95, Circuit Court, Tennessee, Knox County (case filed 7/20/95). One individual suing.

         TEMPLE V. PHILIP MORRIS TOBACCO CORP., ET AL. Case No. 3:00-0126, USDC, Middle District, Tennessee. One individual suing.

         ADAMS V. BROWN & WILLIAMSON, ET AL., Case No. 96-17502, District Court of the 164th Judicial District, Texas, Harris County (case filed 4/30/96). One individual suing.

         COLUNGA V. AMERICAN BRANDS, INC., ET AL., Case No. C-97-265, USDC, Texas, Southern District (case filed 4/17/97). One individual suing.

         HALE, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No. C-6568-96B, District Court of the 93rd Judicial District, Texas, Hidalgo County (case filed 1/30/97). One individual suing.

         HAMILTON, ET AL. V. BGLS, INC., ET AL., Case No. C 70609 6 D, USDC, Texas, Southern District (case filed 2/26/97). Five individuals suing.

         HARRIS, ET AL. V. KOCH REFINING CO., ET AL., Case No. 98-03426-00-0-G, District Court of the 319th Judicial District, Texas (case filed 6/10/99). Three individuals suing.

         HODGES, ET VIR V. LIGGETT GROUP, INC., ET AL., Case No. 8000*JG99, District Court of the 239th Judicial District, Texas, Brazoria County (case filed 5/5/99). Two individuals suing.

         JACKSON, HAZEL, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. G-01-071, USDC, Texas, Southern District (case filed 2/7/2001). Five individuals suing.

         LUNA V. AMERICAN BRANDS, ET AL., Case No. 96-5654-H, USDC, Texas, Southern District (case filed 2/18/97). One individual suing.

         MCLEAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. 2-96-CV-167, USDC, Texas, Eastern District (case filed 8/30/96). Three individuals suing.

         MIRELES V. AMERICAN BRANDS, INC., ET AL., Case No. 966143A, District Court of the 28th Judicial District, Texas, Nueces County (case filed 2/14/97). One individual suing.

         MISELL, ET AL. V. AMERICAN BRANDS, ET AL., Case No. 96-6287-H, District Court of the 347th Judicial District, Texas, Nueces County (case filed 1/3/97). Four individuals suing.

         RAMIREZ V. AMERICAN BRANDS, INC., ET AL., Case No. M-97-050, USDC, Texas, Southern District (case filed 12/23/96). One individual suing.

         K V. AMERICAN BRANDS, ET AL., Case No. 97-04-35562, USDC, Texas, Southern District (case filed 7/22/97). Two individuals suing.

         THOMPSON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2981-D, District Court of the 105th Judicial District, Texas, Nueces County (case filed 12/15/97). Two individuals suing.

         BOWDEN, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 98-0068-L, USDC, Virginia, Western District (case filed 1/6/99).

         VAUGHAN V. MARK L. EARLEY, ET AL., Case No. 760 CH 99 K 00011-00, Circuit Court, Virginia, Richmond (case filed 1/8/99). One individual suing.

         ACCORD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 00-C-5000, Circuit Court, West Virginia, Ohio County (case filed 9/13/2000). 683 individuals suing.

         ADAMS, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 00-C-5000, Circuit Court, West Virginia, Ohio County (case filed 9/6/2000). 950 individuals suing.

         ADKINS, ET AL. V. THE AMERICAN TOBACCO, ET AL., Case No. 00-C-1381, Circuit Court, West Virginia, Kanawha County (case filed 5/31/00). Two individuals suing.

         ALLEN, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-C-2337 through 2401, Circuit Court, West Virginia, Kanawha County (case filed 10/1/98). 118 individuals suing.

         ANDERSON, ET AL. V. PHILIP MORRIS, ET AL., Case No.98-C-1773 through 1799, Circuit Court, West Virginia, Kanawha County (case filed 7/31/98). 50 individuals suing.

         ANDERSON V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-1370, Circuit Court, Kanawha County, West Virginia (case filed 5/30/00). One individual suing.

         BLANKENSHIP, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00C-276, Circuit Court, West Virginia, Ohio County. Two individuals suing.

         BISHOP, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-C-2696 through 2713, Circuit Court, State of West Virginia, Kanawha County (case filed 10/28/98). One individual suing.

         BREWER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County. Two individuals suing.

         CASTO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-294, Circuit Court, West Virginia, Ohio County (case filed 7/24/00). Two individuals suing. COUNTS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-295, Circuit Court, West Virginia, Ohio County (case filed 7/24/2000). Two individuals suing.

         CUTLIP, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-293, Circuit Court, West Virginia, Ohio County (case filed 7/24/00). Two individuals suing.

         DINGESS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No.00-C-251, Circuit Court, West Virginia, Ohio County (case filed 6/22/2000). Two individuals suing.

         EDWARDS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00C-269, Circuit Court, West Virginia, Ohio County (case filed 10/06/98). Two individuals suing.

         FLEMING V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 00-C-2063, Circuit Court, West Virginia, Kanawha County. One individual suing.

         HARBERT V. AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-1496, Circuit Court, West Virginia, Kanawha County (case filed 6/13/2000). One individual suing.

         HEMETEK V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00C-267, Circuit Court, West Virginia, Ohio County (case filed 7/3/2000). One individual suing.

         HENSLEY V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00C-266, Circuit Court, West Virginia, Ohio County (case filed 7/3/2000). One individual suing.

         HISSOM, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-C-1479, Circuit Court, West Virginia, Kanawha County (case filed 9/13/97). Two individuals suing.

         HUFFMAN V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-C-276, Circuit Court, West Virginia, Kanawha County (case filed 2/13/98). Two individuals suing.

         JACKSON V. THE AMERICAN TOBACCO CO., ET AL., Case No. 00-C-289, Circuit Court, West Virginia, Ohio County (case filed 7/20/00). Two individuals suing.

         JIVIDEN V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-C-278, Circuit Court, West Virginia, Mason County (case filed 1/19/99). Two individuals suing.

         JOHNSON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-247, Circuit Court, West Virginia, Ohio County (case filed 6/16/2000). Two individuals suing.

         JONES, V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-1419, Circuit Court, West Virginia, Kanawha County (case filed 6/6/2000). One individual suing.

         JORDON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-274, Circuit Court, West Virginia, Ohio County (case filed 7/10/00). Three individuals suing.

         LITTLE, W. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.

         MACE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No.00-C-1411, Circuit Court, West Virginia, Kanawha County (case filed 6/22/2000). One individual suing.

         MAYNARD, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00-C-1470, Circuit Court, West Virginia, Kanawha County (case filed 6/9/2000). One individual suing.

         MORRIS, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00C-265, Circuit Court, West Virginia, Ohio County (case filed 7/3/2000). Two individuals suing.

         NEWKIRK, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-1699, Circuit Court,West Virginia, Kanawha County (case filed 7/22/98). One individual suing.

         FLOYD V. STATE OF WISCONSIN, ET AL., Case No. 99 CV 001125, Circuit Court, Wisconsin, MilwaukeeCounty (case filed 2/10/99). One individual suing.


V. ACTIONS CHALLENGING MSA

         PTI, INC., ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99-08235 NM, USDC, Central District of California (case filed 8/13/99). Plaintiffs seek damages, declaratory, equitable, injunctive relief and to invalidate the Master Settlement Agreement between the largest manufacturers of cigarettes in the United States and the Attorneys General of forty-six states and the settlement entered into by the State of Texas settlement.

         AMENT, ET AL. V. TOMMY G. THOMPSON, ET AL., Case No. 00CV1159, Circuit Court, Dane County, Wisconsin (case filed 4/28/00). This action seeks to recover damages attributable to the past, present and future tobacco-related healthcare costs and expenses of the plaintiffs.

         LAPEAN, ET AL. V. TOMMY G. THOMPSON, ET AL., Case No. 00CV1162, Circuit Court, Dane County, Wisconsin (case filed 4/28/00). This action seeks to recover damages attributable to the past, present and future tobacco-related healthcare costs and expenses of the plaintiffs.

VI. PRICE FIXING CASES

         GRAY, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. C2000 0781, Superior Court, Pima County, Arizona (case filed 2/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Arizona.

         GREER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 309826, Superior Court, San Francisco, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         MORSE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 822825-9, Superior Court, Alameda County, California (case filed 2/14/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         MUNOZ, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 309834, Superior Court, San Francisco City and County, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         PEIRONA, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 310283, Superior Court, San Francisco City and County, California (case filed 2/28/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         TEITLER V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 823161-9, Superior Court, County of Alameda, California (case filed 2/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         SULLIVAN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 823162-8, Superior Court, County of Alameda, California (case filed 2/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         ULAN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 823160-0, Superior Court, County of Alameda, California. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         SAND V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. BC225580, Superior Court, County of Los Angeles, California. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         BELMONTE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 825112-1, Superior Court, County of Alameda, California (case filed 4/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         BELCH V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 825115-8, Superior Court, County of Alameda, California (case filed 4/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         AGUAYO V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 826420-8, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         PHILLIPS V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 826421-7, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         CAMPE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 826425-3, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         AMSTERDAM TOBACCO CORP., ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No.1: 00CV0460, USDC, District of Columbia (case filed 3/6/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States and elsewhere in the world.

         BARNES, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-0003678, Superior Court, District of Columbia (case filed 5/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the District of Columbia.

         BUFFALO TOBACCO PRODUCTS, INC., ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 1:00CV00224, USDC, District of Columbia (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

         HARTZ FOODS V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 1:00CV01053, USDC, District of Columbia (case filed 5/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

         BROWNSTEIN V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00002212, Circuit Court, Broward County, Florida (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Florida.

         WILLIAMSON OIL COMPANY, INC. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-0447, USDC, Georgia, Northern District (case filed 2/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

         SUWANEE SWIFTY STORES, INC. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-0667, USDC, Georgia, Northern District (case filed 3/14/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

         HOLIDAY MARKETS, INC. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-0707, USDC, Georgia, Northern District (case filed 3/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

         SMITH, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas

         TAYLOR, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. CV-00-203, Superior Court, Maine (case filed 3/27/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Maine.

         DEL SERRONE, ET AL. V. PHILIP MORRIS COMPANIES, INC., Case No. 00-004035 CZ, Circuit Court, Wayne County, Michigan (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Michigan.

         LUDKE, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. MC 00-001954, District Court, Hennepin County, Minnesota (case filed 2/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Minnesota.

         ANDERSON. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-1212, United States District Court, Minnesota (case filed 5/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Minnesota.

         UNRUH, ET AL. V. R. J. REYNOLDS TOBACCO CO., Case No. CV00-2674, District Court, Washoe County, Nevada (case filed 6/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Nevada.

         ROMERO, ET AL. V. PHILIP MORRIS COMPANIES, INC. ET AL., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico.

         LENNON, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Index No. 102396, Supreme Court of New York, New York County, New York (case filed 2/14/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

         SYLVESTER, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Index No. 00/601008 Supreme Court of New York, New York County, New York (case filed 3/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

         NEIRMAN, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Index No. 00/102396, Supreme Court of New York, New York County, New York (case filed 3/6/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

         SHAFER, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-C-1231, District Court, Morton County, North Dakota (case filed 4/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of North Dakota.

         I. GOLDSHLACK COMPANY V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-1286, USDC, Eastern District of Pennsylvania (case filed 3/9/00). In this class action plaintiff allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

         SWANSON, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-144, Circuit Court, Hughes County, South Dakota (case filed 4/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of South Dakota.

         WITHERS, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 17, 194-I, Circuit Court, Jefferson County, Tennessee (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Tennessee.

         KISSEL, ET AL. V. PHILIP MORRIS, ET AL., Case No. 00-C-82, Circuit Court, State of West Virginia, Brooke County (case filed 4/13/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of West Virginia.

         CUSATIS V, PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00CV003676, Circuit Court, Milwaukee County, Wisconsin (case filed 5/5/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Wisconsin.